UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 15

CERTIFICATION AND NOTICE OF TERMINATION OF REGISTRATION

UNDER SECTION 12(g) OF THE SECURITIES EXCHANGE ACT OF

1934 OR SUSPENSION OF DUTY TO FILE REPORTS UNDER SECTIONS 13

AND 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934.

Commission File Number 33-65816

Bear Stearns Commercial Mortgage Securities Inc.

(Sponsor)

(Issuer in Respect of Commercial Mortgage Pass-Through

Certificates Series 1998-C1)

(Exact name of registrant as specified in its charter)

245 Park Avenue, New York, New York 10167

(212) 272-2000

(Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

Commercial Mortgage Pass-Through Certificates, Series 1998-C1

(Title of each class of securities covered by this Form)

Not Applicable

(Titles of all other classes of securities for which a duty

to file reports under section 13(a)or 15(d) remains)

Please place an X in the box/s to designate, the appropriate rule provision(s) relied upon to terminate or suspend the

duty to file reports:

Rule 12g-4(a)(1)(i) X Rule 12h-3(b)(1)(i) X

Rule 12g-4(a)(1)(ii) Rule 12h-3(b)(1)(ii)

Rule 12g-4(a)(2)(i) Rule 12h-3(b)(2)(i)

Rule 12g-4(a)(2)(ii) Rule 12h-3(b)(2)(ii)

Rule 15d-6 X

Approximate number of holders of record as of the certification or notice date: 54

Pursuant to the requirements of the Securities Exchange Act

of 1934, the registrant has caused this certification/notice to be signed on its behalf by the undersigned duly authorized person.

LaSalle Bank National Association

By: /s/ Russell M. Goldenberg

Name: Russell M. Goldenberg

Title: Group Senior Vice President

Date: October 28, 2002